Dividends (CommScope Holding Company, Inc. [Member])	12 Months Ended
Dec. 31, 2013
CommScope Holding Company, Inc. [Member]
Dividends
6.	Dividends

Special cash dividends of $538.7 million and $200.0 million were declared and paid to the common stock holders of the Parent Company during the years ended December 31, 2013 and 2012, respectively. The dividends paid in 2013 were funded using proceeds from the senior PIK toggle notes. To fund the dividend paid in 2012, a distribution was paid to the Parent Company from its subsidiary. In conjunction with the 2013 and 2012 dividends, distributions of $11,295 and $732, respectively, were made by a subsidiary of the Parent Company to certain option holders and have been reflected as a reduction of the Parent Company investment in subsidiary.

To fund the semi-annual interest payment due December 2013 on the senior PIK toggle notes, a distribution of $18.5 million was paid to the Parent Company by its subsidiary.